Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure [Text Block]	The Company maintains policies and practices regarding the timing of awards of stock options, stock appreciation rights and similar instruments in relation to the disclosure of material nonpublic information. The Compensation Committee considers whether any material nonpublic information exists when determining the timing and terms of equity awards and does not time the disclosure of material nonpublic information for the purpose of affecting the value of such awards.
Award Timing, How MNPI Considered [Text Block]	The Compensation Committee considers whether any material nonpublic information exists when determining the timing and terms of equity awards and does not time the disclosure of material nonpublic information for the purpose of affecting the value of such awards